Number                                                                   Shares
xxxx                                                                       xxxx



                         FIRST PACIFIC MUTUAL FUND, INC.

                        FIRST IDAHO TAX-FREE FUND SERIES

                           Incorporated Maryland, 1988





This certifies that_________________________xxxx_________________________is the registered holder of_________________________xxxx_________________________Shares transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this___________xxxx________ day of __________xxxx___________A.D.
_____________




-----------------------------------      -----------------------------------
President                                Secretary

The Corporation will furnish a full statement of the preferences, limitations and rights of the stock of each class which the Corporation is authorized to issue to any stockholder on request and without charge.


For   value   received,    ___________hereby    sell,   assign,   and   transfer

unto______________________________________________________________________Shares

represented by the within Certificate,  and do hereby irrevocably constitute and appoint_________________________________________________________________Attorney

to transfer  the said Shares on the books of the within named  Corporation  with full power of substitution in the premises.


Dated_________________________________________________


______________________________________________________


In presence of:


______________________________________________________


NOTICE. The Signature of this Assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.